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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported): May 24, 2000


                              AMB PROPERTY, L.P.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                       001-14245               94-3285362
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                    Identification Number)


             505 Montgomery Street, San Francisco, California 94111
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                  415-394-9000
              ----------------------------------------------------
              (Registrants' telephone number, including area code)

                                       n/a
          -------------------------------------------------------------
          (former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

        On May 24, 2000, AMB Property, L.P. entered into a $500 million unsecured revolving credit agreement that replaces our previous $500 million credit facility that was to mature in November 2000. AMB Property Corporation is a guarantor of our obligations under the credit facility. The new credit facility is with Morgan Guaranty Trust Company of New York, as administrative agent, Bank of America, N.A., as syndication agent, The Chase Manhattan Bank, as document agent, J.P. Morgan Securities Inc. and Banc of America Securities LLC, as joint lead arrangers and joint bookmanagers, and a syndicate of other banks.

        The new credit facility matures in May 2003 and has a one-year extension option. We have the ability to increase available borrowings up to $700 million by adding additional banks to the facility or obtaining the agreement of existing banks to increase their commitments. The rate on the borrowings will generally be LIBOR plus, based on the current credit rating of our long term debt, 75 basis points. In addition, there is a 15 basis point annual facility fee.

FORWARD LOOKING STATEMENTS

Some of the information included in this report may contain forward-looking statements. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. The events or circumstances reflected in forward-looking statements might not occur. You can identify forward-looking statements by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "intends," "plans," "pro forma," "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely upon them as predictions of future events. There is no assurance that the events or circumstances reflected in forward-looking statements will be achieved or occur. Forward-looking statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: defaults on or non-renewal of leases by tenants, increased interest rates and operating costs, our failure to obtain necessary outside financing, difficulties in identifying properties to acquire and in effecting acquisitions, our failure to successfully integrate acquired properties and operations, our failure to divest of properties we have contracted to sell or to timely reinvest proceeds from any such divestitures, risks and uncertainties affecting property development and construction (including construction delays, cost overruns, our inability to obtain necessary permits and public opposition to these activities), environmental uncertainties, risks related to natural disasters, financial market fluctuations, changes in real estate and zoning laws and increases in real property tax rates. Our success also depends upon economic trends generally, including interest rates, income tax laws, governmental regulation,


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legislation, population changes and certain other matters discussed under
"Business Risks" under Item 5 of our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2000. We caution you not to place undue reliance on forward-looking statements, which reflect our analysis only and speak only as of the date of this report or the dates indicated in the statements.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits:

Exhibit
Number         Description
-------        --------------------
 10.1          Revolving Credit Agreement dated as of May 24, 2000 among AMB
               Property, L.P., the banks listed therein, Morgan Guaranty Trust
               Company of New York, as Administrative Agent, Bank of America,
               N.A., as Syndication Agent, the Chase Manhattan Bank, as
               Documentation Agent, J.P. Morgan Securities Inc. and Banc of
               America Securities LLC, as Joint Lead Arrangers and Joint
               Bookmanagers, Bank One, NA, Commerzbank Aktiengesellschaft,
               PNCBank National Association and Wachovia Bank, N.A., as Managing
               Agents and Bankers Trust Company and Dresdner Bank AG, New York
               and Grand Cayman Branches, as Co-Agents.

 10.2          Guaranty of Payment made as of May 24, 2000 between AMB Property
               Corporation and Morgan Guaranty Trust Company of New York, as administrative agent for the banks listed on the signature page of the Revolving Credit Agreement.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               AMB Property, L.P.
                                                 (Registrant)

                                            By: AMB Property Corporation,
                                                its General Partner


Date: June 14, 2000                         By:       /s/ Tamra Browne
                                              ----------------------------------
                                                        Tamra Browne
                                              Vice President and General Counsel


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                                  EXHIBIT INDEX


Exhibit
   No.         Description
-------        -----------
 10.1          Revolving Credit Agreement dated as of May 24, 2000 among AMB
               Property, L.P., the banks listed therein, Morgan Guaranty Trust
               Company of New York, as Administrative Agent, Bank of America,
               N.A., as Syndication Agent, the Chase Manhattan Bank, as
               Documentation Agent, J.P. Morgan Securities Inc. and Banc of
               America Securities LLC, as Joint Lead Arrangers and Joint
               Bookmanagers, Bank One, NA, Commerzbank Aktiengesellschaft,
               PNCBank National Association and Wachovia Bank, N.A., as Managing
               Agents and Bankers Trust Company and Dresdner Bank AG, New York
               and Grand Cayman Branches, as Co-Agents.

 10.2          Guaranty of Payment made as of May 24, 2000 between AMB Property
               Corporation and Morgan Guaranty Trust Company of New York, as administrative agent for the banks listed on the signature page of the Revolving Credit Agreement.







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